                                                                      Exhibit 24



                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 19th day of January, 1994.



                                    /s/  Michael E. Batten     SEAL
                                    ------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 7th day of February, 1994.



                        /s/  George M. Chester, Jr.    SEAL
                        ---------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1994.



                          /s/  Roger H. Derusha     SEAL
                          -----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 20th day of January, 1994.



                         /s/  James L. Forbes       SEAL
                         ------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 26th day of January, 1994.



                          /s/  Holmes Foster       SEAL
                          ----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 24th day of January, 1994.



                         /s/  Joseph F. Heil, Jr.   SEAL
                         -------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1994.



                         /s/  John H. Hendee, Jr.   SEAL
                         ------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 19th day of January, 1994.



                         /s/  Jerry M. Hiegel       SEAL
                         ------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 20th day of January, 1994.



                          /s/     Joe Hladky        SEAL
                          -----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of February, 1994.



                          /s/  James H. Keyes      SEAL
                          ----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 20th day of January, 1994.



                          /s/  Sheldon B. Lubar     SEAL
                          -----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 24th day of January, 1994.



                      /s/  Daniel F. McKeithan, Jr.     SEAL
                      -------------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 14th day of January, 1994.



                         /s/  George W. Mead II      SEAL
                         -------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 19th day of January, 1994.



                          /s/  Guy A. Osborn       SEAL
                          ----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 27th day of January, 1994.



                          /s/  Judith D. Pyle       SEAL
                          -----------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 28th day of January, 1994.



                       /s/  Clifford V. Smith, Jr.    SEAL
                       -----------------------------

                               POWER OF ATTORNEY


                              Firstar Corporation


                          (Commission File No. 1-2981)


                              FIRSTAR CORPORATION


                           Annual Report on Form 10-K
                           --------------------------



     WHEREAS, FIRSTAR CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange Commission, under the provisions of the Securities and Exchange Act of 1934, an Annual Report on Form 10-K for the fiscal year ended December 31, 1993; and


     WHEREAS, the undersigned is or may hereafter be a director or executive officer of the Corporation;


     NOW, THEREFORE, the undersigned hereby constitutes and appoints ROGER L. FITZSIMONDS, WILLIAM H. RISCH AND WILLIAM J. SCHULZ, and each of them, his or her attorney, with full power to act for and in his or her name, place and stead, to sign his or her name in such capacity to the Annual Report on Form 10-K, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 31st day of January, 1994.



                         /s/  William W. Wirtz      SEAL
                         ------------------------